                                                                   EXHIBIT 10.27

April 23, 1998

N2K Inc.
55 Broad Street, 10th Floor
New York, NY 10004
Attention: Jon Diamond

Ladies and Gentlemen:

This letter describes the terms of a cross-promotional marketing, advertising and retail agreement (the "Agreement") between Ticketmaster Ticketing Co., Inc. ("Ticketmaster") and N2K Inc. ("N2K") with respect to the subject matter set forth below.

  1. TERM. The term of this Agreement shall begin on May 1, 1998 and shall
     ----
continue through April 30, 2000.

  2. JOINT RESPONSIBILITIES. N2K and TM Online shall create a co-branded online
     ----------------------
music store (the "Co-Branded Store") which shall feature the name and/or logo of TM Online and N2K (or Music Blvd.) and be available to users from both the TM Online and Music Blvd. web sites. All creative, editorial and design elements of the Co-Branded Store shall be mutually determined by TM Online and N2K.

  3. TICKETMASTER'S RESPONSIBILITIES.
     -------------------------------

     (a) Ticketmaster shall provide N2K with a variety of on-line and off-line marketing, advertising and promotional opportunities during the term hereof, the specifics of which shall be mutually determined by Ticketmaster and N2K. The dollar value attributed to each such opportunity shall be applied against the Marketing Fund (defined below) set forth in Section 5(a) below. The "off-line" marketing, advertising and promotional opportunities may include (subject to availability) "music-on-hold", direct mail inserts, Live! Magazine, data base marketing, telemarketing/teleservicing and outbound marketing. Such "off-line" marketing, advertising and promotional opportunities shall be provided to N2K at [*]% off Ticketmaster's rate sheet (excluding ticket backs and ticket envelopes, which shall be provided at a discount off Ticketmaster's rate sheet of [*]% and [*]%, respectively). [*]

     (b) The online representation and placement provided by TM Online to N2K hereunder shall include the following (it being agreed that the specifics of each, e.g., size, placement, graphics, rotational schedule, etc., shall be mutually determined by TM Online and N2K and shall be consistent with TM Online's design standards):

          (i) Branded identification for N2K (or Music Blvd.) in every TM Online "menu bar" directory;

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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          (ii)  Placement of a N2K (or Music Blvd.) icon on the home page of each TM Online state page;

          (iii) Placement of a N2K (or Music Blvd.) icon on each TM Online concert page;

          (iv) Prominent storefront placement for N2K (or Music Blvd.) on the TM Mall home page;

          (v) Thirteen (13) weeks of placement for N2K (or Music Blvd.) on the Jumbotron at the TM Online home page;

          (vi) Permanent ad placement for N2K (or Music Blvd.) below the "search" button on the TM Online home page; and

          (vii) Concert information links from TM Online to N2K (or Music
                Blvd.).

  4. N2K'S RESPONSIBILITIES. N2K shall manage and maintain the Co-Branded Store,
     ----------------------
which shall include, without limitation, sourcing all music products to be sold through the Co-Branded Store, processing and fulfilling all orders placed through the Co-Branded Store, handling customer service inquires and obtaining all rights, licenses, permissions, clearances and consents from all applicable parties required to include the written, video and audio content featured at the Co-Branded Store.

  5. COMPENSATION.
     ------------

     (a) In consideration of the marketing, advertising and promotional opportunities and services provided by Ticketmaster hereunder, N2K shall pay to Ticketmaster the sum of $12,000,000. It is agreed that of such total amount, $5,000,000 (the "Advance") shall be treated as a non-refundable advance to Ticketmaster against Ticketmaster's share of the Net Music Revenue (defined below) generated from TM Online's activities hereunder payable under Section 5(b) below and the remaining $7,000,000 (the "Marketing Fund") shall be treated as payment to Ticketmaster for the marketing, advertising and promotional opportunities which shall be provided by Ticketmaster under Section 3 above. It is understood that $[*] of the Marketing Fund shall be allocated toward N2K's online marketing, advertising and promotional activities hereunder on TM Online and $[*] of the Marketing Fund shall be allocated toward N2K's "off-line" marketing, advertising and promotional activities hereunder. The $12,000,000 shall be paid in the following installments: (i) $4,000,000 immediately upon the execution of this Agreement; (ii) $3,000,000 on or before November 1 1998; (iii) $3,000,000 on or before May 1, 1999; and (iv) $2,000,000 on or before
          November 1, 1999. Each installment payment shall be allocated pro rata between the Advance and the Marketing Fund (i.e., [*]% of each payment shall be applied against the Advance and [*]% of each payment shall be applied against the Marketing Fund).

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (b) Additionally, N2K will pay to Ticketmaster [*] percent ([*]%) of the Net Music Revenue collected by N2K hereunder (i.e., all revenue collected by N2K from the sale of music products through the Co-Branded Store less all actual, direct out-of-pocket costs incurred by N2K in connection with the costs of goods sold, shipping and handling, returns, credit card charge backs and credit card fees, but not for any of N2K's overhead). Such payments shall be applied toward the recoupment of that portion of the Advance paid by N2K to Ticketmaster as of such date, and then shall be paid by N2K to Ticketmaster, as earned, within fifteen (15) days of the end of each month with respect to Net Music Revenue collected by N2K during the preceding month. Each payment will be accompanied with documentation reasonably detailing the calculation of the payment. Additionally, N2K shall provide monthly statements to Ticketmaster (whether or not the portion of the Advance paid to Ticketmaster as of such date has been recouped by N2K) detailing all business activities hereunder and Net Music Revenue calculations. N2K will maintain accurate records with respect to all business activities and calculations hereunder.

  6. RIGHT TO MARKS; CUSTOMER INFORMATION. Neither Ticketmaster nor N2K is being
     ------------------------------------
granted any right or interest, ownership or otherwise, in or to any of the trademarks, trade names, service marks or logos of the other pursuant to this Agreement, except as expressly provided herein. Each party grants to the other a non-exclusive, non transferable license to use throughout the world during the term hereof the authorized trademarks, trade names, service marks and logos (the "Marks") of the other party solely for such uses as are expressly provided for in this Agreement. All such use shall be in accordance with each party's reasonable and customary policies regarding trademark usage. Each party shall have a right of prior written approval with respect to the use by the other party and format of its Marks hereunder, provided that once any such use and format are approved, no subsequent approvals shall be required for such use and format. All customer information (e.g., names, addresses, etc.) with respect to users purchasing items through the Co-Branded Store shall be jointly owned by Ticketmaster and N2K.

  7. MISCELLANEOUS.
     -------------

     (a) During the term of this Agreement, with respect to activities solely relating to any such music retailer's music formats (i.e., compact discs, cassettes and vinyl), Ticketmaster will not enter into any agreement with any music retailer set forth on Exhibit A attached hereto and incorporated herein for the purpose of authorizing such music retailer to (i) link to TM Online (it being understood that Ticketmaster is not responsible for any links to TM Online which Ticketmaster does not approve and provided that Ticketmaster reserves the right to provide an online listing of any such music retailer which is also a Ticketmaster outlet), (ii) conduct advertising or promotional activities on TM Online or (iii) sell event tickets through the Ticketmaster system on such music retailer's web site (it being understood that such restriction shall not prohibit Ticketmaster from selling any such event tickets online).

     (b) Ticketmaster and N2K each agree to (i) comply with all applicable laws, statutes and regulations relating to the operation of their respective web sites, (ii) be solely responsible for the content on their respective web sites and for the content provided

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          by it to the other's web site, and (iii) to indemnify and hold the other party harmless from and against any claims, damages, losses, liabilities, costs, expenses (including court costs and reasonable attorneys' fees), demands, proceedings, actions and causes of action arising with respect to any such content and/or such party's operation of its web site.

          In no event shall either party be liable for special, consequential or incidental damages for any breach of this Agreement.

          N2K may not assign, transfer or resell, in whole or in part, any of its rights or obligations under this Agreement without Ticketmaster's prior written consent. No assignment under this Section 6(b) shall relieve N2K of any of its obligations hereunder.

          Neither Ticketmaster nor N2K shall be subject to any liability for any failure to run all or any part of any advertisement or other advertising vehicle due to strikes, work stoppages, accidents, fires, acts of God or any other circumstances not within such party's reasonable control.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of California. The parties agree that all legal proceedings relating to the subject matter of this Agreement shall be maintained exclusively in courts sitting within the County of Los Angeles in the State of California, and that jurisdiction and venue for such proceeding shall lie exclusively with such courts. N2K hereby agrees to submit to personal jurisdiction in such county and state and hereby waives, to the fullest extent permissible, the defense of an inconvenient venue or forum to the maintenance of such proceeding.

          This Agreement constitutes the sole and only agreement of the parties relating to the matters covered hereby. Any prior or contemporaneous agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect. This Agreement supersedes any and all existing contracts and agreements by the parties with respect to the subject matter covered herein.

     IN WITNESS WHEREOF, Ticketmaster and N2K have caused this Agreement to be duly executed as of the date first above written.

TICKETMASTER TICKETING CO., INC.,
a Delaware corporation

By:  /s/ SIGNATURE ILLEGIBLE
    -------------------------------------
    An Authorized Signatory

Title:  President
    -------------------------------------


N2K INC.,
a ___________ corporation

By:  /s/ SIGNATURE ILLEGIBLE
    -------------------------------------
    Authorized Signatory

Title:  Vice Chairman
      ------------------------------------

                                   Exhibit A

                               MUSIC RETAILERS*

Hear Music
Believe In Music
Best Buy Co. (certain tours and attractions excluded)
Blockbuster Music
Borders Inc.
Camelot Music Inc.
Circuit City Stores Inc.
Compact Disc World
Disc- Go-Round
Face The Music
Fred Meyer Inc. (supermarkets excluded)
Fresh Picks, Inc.
Golden Music
Good Music Record Co. Inc.
Harmony House Records & Tape
Hasting Books Music & Video
HMV U.S.A.
J&R Music World
Magic Platter
Millennium Music LP
Music Den
Musicland Group (Sam Goody, Media Play)
Newbury Comics
Nobody Beats The Wiz (subject to discussion and certain restrictions) National Record Mart
Musicmania
Peaches Entertainment
Plan 9 Inc.
Planet Music
Poplar Tunes Record Shop Inc.
Price/Costco
Record Archives
Record Cellar Inc.
Record X-Change
Soundwaves Inc.
Wax Works/Disc Jockey Records
Wherehouse Entertainment (subject to discussion and certain restrictions) Specs Music
Strawberries Records

The Wall Music Inc.
Transworld Entertainment (Cocanuts)
Virgin Music
Waterloo Records Inc.
Streetside
The Central South Stores (under Various Names)
Walmart
Amazon. Com
Barnes & Noble
CDnow
Microsoft Music Central
CD Universe
CD World
Tunes.com
Columbia House (retail music only)
Soundstone
BMG Direct (retail music only)
CD Connection
Alliance
Liquid Audio
World Wide Radio/Electric Village
Compact Discount
Mass Music
Planet Earth Music
Sitezero Music
Abby Road
AD Music
The Blues Mall
CD Club
CD Land
CD Warehouse
GEMM
GMO (Global Music Outlet)
Molly Malone's Music
MP Music Previews
R&Y Music
RockMall
Sound Spectrum
Sound World
The Tunes
CD Teleshop
Simply Music
Soundstone
Valley Distributors and Sound Delivery
Alliance Distribution (AbbyRoad, Bassett)

MY-CD
Music Connection
SuperSonic Boom
Volatile Media Inc.
Custom Revolutions



* Restrictions pertaining to these music retailers only apply to their activities in connection with music formats (compact discs, cassettes and vinyl) and shall not apply to any other products or services.

N2K INC.
55 BROAD STREET, 10/th/ FLOOR, NEW YORK, NY 10004
PHONE: 212.370.5555   FAX 212.742.1785
E-MAIL- INFO@N2K.COM                             [LOGO OF N2K INC. APPEARS HERE]



June 16, 1998

Ticketmaster Ticketing Co., Inc.
8800 Sunset Blvd.
Suite 600
West Hollywood, CA 90069

Ladies/Gentlemen:

     You and N2K Inc. ("N2K") agree as follows:

     Reference is made to the agreement between Ticketmaster Ticketing Co., Inc. ("Ticketmaster") and N2K dated as of April 23, 1998
[file:h\users'\tolbert\forms\N2K2.doc] (the "Agreement"). All terms defined in the Agreement shall have the same meanings when used herein. The Agreement is modified as set forth below:

1. (a) The second sentence of section 5(a) of the Agreement shall be deleted and replaced with the following sentence;

     "It is agreed that of such total amount, $[*] shall be deemed a non-refundable, non-recoupable fee to Ticketmaster in consideration of the exclusive nature of this agreement as set forth in Section 7(a) below (the "Fee"); $[*] (the 'Advance") shall Be treated as a non-refundable advance to Ticketmaster against Ticketmaster's share of the Net Music Revenue (as defined below) generated from TM online's activities hereunder payable under Section 5(b) below and the remaining $[*] (the "Marketing Fund") shall be treated as payment to Ticketmaster for the marketing, advertising , and promotional opportunities which shall be provided by Ticketmaster under Section 3 above."

     (b) The last sentence of section 5(a) of the Agreement shall be deleted and replaced with the following sentence:

     "Each installment payment shall be allocated pro rata between the Advance, the Fee and the Marketing Fund (i.e, [*]% of each payment shall be applied against the Advance; [*]% of each payment shall be applied against the Fee; and [*]% of each payment shall be applied against the Marketing Fund)."


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Except as expressly set forth herein, all of the terms and conditions of the Agreement shall continue in full force and effect and are hereby ratified and confirmed by the parties


                                     Sincerely,

                                     N2K Inc.


                                     /s/ SIGNATURE ILLEGIBLE
                                     ----------------------------------
                                     An Authorized Representative


ACCEPTED AND AGREED:
TICKETMASTER TICKETING CO., INC.


/s/ SIGNATURE ILLEGIBLE
---------------------------------
An Authorized Rpresentative